Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-KSB/A Annual Report of Xfone, Inc. (the "Company")
for the period ended December 31, 2002, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

     o    the Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and
     o    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 9, 2004

By: /s/ Guy Nissenson
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   Guy Nissenson
   President, Principal Executive Officer, Principal Financial Officer, and
   Principal Accounting Officer